SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

DELAWARE INVESTMENTS® FAMILY OF FUNDS

Delaware Group® Adviser Funds	Delaware Group Limited-Term Government Funds
Delaware Group Cash Reserve	Delaware Group State Tax-Free Income Trust
Delaware Group Equity Funds I	Delaware Group Tax-Free Fund
Delaware Group Equity Funds II	Delaware Group Tax-Free Money Fund
Delaware Group Equity Funds III	Delaware Pooled® Trust[1]
Delaware Group Equity Funds IV	Voyageur Insured Funds
Delaware Group Equity Funds V	Voyageur Intermediate Tax Free Funds
Delaware Group Foundation Funds	Voyageur Mutual Funds
Delaware Group Global & International Funds	Voyageur Mutual Funds II
Delaware Group Government Fund	Voyageur Mutual Funds III
Delaware Group Income Funds	Voyageur Tax Free Funds

November 2009

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the funds referenced above. This meeting, which was originally scheduled for November 12, 2009 has been adjourned due to lack of investor response. The meeting is now scheduled for December 4, 2009 at 3:00 p.m., Eastern time at 2005 Market Street, 29th Floor, Philadelphia, PA 19103. Our records indicate that we have not received your voting instructions.

YOUR VOTE IS IMPORTANT!

After careful review, your Board of Trustees has recommended that shareholders vote to approve the proposals, as described in the Proxy Statement we previously sent you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation, and the possibility of another meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to the meeting to be held on December 4, 2009. If you have any questions regarding the proposals, please call toll-free 877 520-8548.

For your convenience, please utilize one of the easy methods below to register your vote:

1. By touch-tone phone
Dial the toll-free number found on your proxy card(s) and follow the simple instructions.

2. By internet
Enter the control number located on your proxy card(s) and follow the simple online instructions.

3. By mail
Simply return your executed proxy card(s) in the enclosed postage-paid envelope.

     Please try to utilize either option 1 or 2 to register your vote so it may be received in time for the meeting.

WE NEED YOUR HELP. PLEASE VOTE TODAY!

1 On behalf of Delaware REIT Fund only

DELAWARE INVESTMENTS® FAMILY OF FUNDS

Delaware Group® Adviser Funds	Delaware Group Limited-Term Government Funds
Delaware Group Cash Reserve	Delaware Group State Tax-Free Income Trust
Delaware Group Equity Funds I	Delaware Group Tax-Free Fund
Delaware Group Equity Funds II	Delaware Group Tax-Free Money Fund
Delaware Group Equity Funds III	Delaware Pooled® Trust[1]
Delaware Group Equity Funds IV	Voyageur Insured Funds
Delaware Group Equity Funds V	Voyageur Intermediate Tax Free Funds
Delaware Group Foundation Funds	Voyageur Mutual Funds
Delaware Group Global & International Funds	Voyageur Mutual Funds II
Delaware Group Government Fund	Voyageur Mutual Funds III
Delaware Group Income Funds	Voyageur Tax Free Funds

November 2009

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the funds referenced above. This meeting, which was originally scheduled for November 12, 2009 has been adjourned due to lack of investor response. The meeting is now scheduled for December 17, 2009 at 3:00 p.m., Eastern time at 2005 Market Street, 29th Floor, Philadelphia, PA 19103. Our records indicate that we have not received your voting instructions.

YOUR VOTE IS IMPORTANT!

After careful review, your Board of Trustees has recommended that shareholders vote to approve the proposals, as described in the Proxy Statement we previously sent you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation, and the possibility of another meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to the meeting to be held on December 17, 2009. If you have any questions regarding the proposals, please call toll-free 877 520-8548.

For your convenience, please utilize one of the easy methods below to register your vote:

1. By touch-tone phone
Dial the toll-free number found on your proxy card(s) and follow the simple instructions.

2. By internet
Enter the control number located on your proxy card(s) and follow the simple online instructions.

3. By mail
Simply return your executed proxy card(s) in the enclosed postage-paid envelope.

     Please try to utilize either option 1 or 2 to register your vote so it may be received in time for the meeting.

WE NEED YOUR HELP. PLEASE VOTE TODAY!

1 On behalf of Delaware REIT Fund only

Hello all,

As we previously communicated, there is a proxy solicitation currently underway in connection with the pending sale of Delaware Investments to Macquarie Group. We held a special shareholder meeting on Nov. 12, 2009. However, we had to adjourn the proposals for certain funds until December, because we did not receive enough votes.

If you are a Delaware Investments employee and have investments in Delaware Investments funds or you participate in the DMHI retirement plan, you should have received a proxy statement and one or more proxy cards in the mail.

We encourage you and all shareholders to vote as soon as possible as the deadline for all responses is quickly approaching. At a high level for the remaining proposals, shareholders are being asked to:

  approve a new advisory agreement between each fund and Delaware Management Company ("DMC"), the current investment manager to each fund. This applies to certain funds.
  elect their current Board of Trustees. This applies to open-end funds only.

We urge you to review the proxy materials and vote your shares. If you have already voted for all of your accounts, thank you, and you don’t need to vote again. If you do not have the proxy materials but are a shareholder, please e-mail Kathie Callahan at kcallahan@delinvest.com with questions or for new materials.

Thanks.